  Summary Prospectus

Touchstone High Yield Fund  January 30, 2015

Class A Ticker: THYAX Class C Ticker: THYCX
Class Y Ticker: THYYX Institutional Shares Ticker: THIYX

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. The Fund's prospectus and Statement of Additional Information, both dated January 30, 2015, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund's prospectus and other information about the Fund, go to TouchstoneInvestments.com/literature-center, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Fund's Investment Goal

The Touchstone High Yield Fund (the "Fund") seeks to achieve a high level of income as its main goal. Capital appreciation is a secondary consideration.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus on page 29 and in the Fund's Statement of Additional Information ("SAI") on page 42.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.51%	0.51%	0.51%	0.51%
Distribution or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[1]	0.36%	0.33%	0.25%	0.22%
Total Annual Fund Operating Expenses[1,2]	1.12%	1.84%	0.76%	0.73%
Fee Waiver and/or Expense Reimbursement[3]	(0.07)%	(0.04)%	0.00%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.05%	1.80%	0.76%	0.72%

1Other Expenses have been restated to reflect contractual changes to the Fund's Administration Agreement effective January 1, 2015.

2The Total Annual Fund Operating Expenses have been restated to reflect contractual changes in the Fund's Administration Agreement and will differ from the ratio of expenses to average net assets that are included in the Fund's Annual Report dated September 30, 2014.

3Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses" if any; other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.05%, 1.80%, 0.80%, and 0.72% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively. This expense limitation is effective through January 29, 2016, but the Board of Trustees of the Trust (the "Board") can terminate the agreement if it deems the termination to be beneficial to the Fund's shareholders. The terms of Touchstone Advisors' contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

4Expenses shown above have been restated to reflect a change in the Fund's contractual fee waiver and will differ from the expenses reflected in the Fund's Annual Report for the fiscal year ended September 30, 2014.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the

Touchstone High Yield Fund

same and that all fee waivers and/or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$577	$283	$78	$74	$183
3 Years	$807	$575	$243	$232	$575
5 Years	$1,056	$992	$422	$405	$992
10 Years	$1,767	$2,155	$942	$906	$2,155

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in non-investment-grade debt securities. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund generally invests in non-investment-grade debt securities of domestic corporations. Non-investment-grade debt securities are higher risk, lower quality securities, often referred to as "junk bonds", and are considered speculative. They are rated below BBB- by S&P and Fitch or below Baa3 by Moody's.

In selecting securities for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington" or "Sub-Advisor"), analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability. Having developed certain industry biases resulting from the current macroeconomic environment, Fort Washington implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure. The next step is to apply a rigorous credit selection process in order to identify securities that offer attractive investment opportunities. Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund's portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund's portfolio.

The Fund's Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Fixed Income Risk: The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Normally, the longer the Fund's maturity or duration, the more sensitive the value of the Fund's shares will be to changes in interest rates.

•  Credit Risk: The fixed income securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions. This could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer's securities to decline in value.

•  Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

•  Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as "junk bonds" and are considered speculative with respect to their issuers' ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. Non-investment-grade debt securities may also be less liquid.

Touchstone High Yield Fund

Management Risk: In managing the Fund's portfolio, Touchstone Advisors, Inc. (the "Advisor") engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and 10 years compared with the BofA Merrill Lynch High Yield Cash Pay Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. More recent performance is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

High Yield Fund — Class A Shares Total Returns as of December 31

Best Quarter: Second Quarter 2009	22.23%
Worst Quarter: Fourth Quarter 2008	(20.40)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account. After-tax returns are only shown for Class A shares and after-tax returns for other Classes will vary.

The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was May 1, 2000, May 23, 2000, February 1, 2007 and January 27, 2012, respectively. Class Y and Institutional Class shares performance information was calculated using the historical performance of Class A shares for the periods prior to February 1, 2007 and January 27, 2012, respectively.

Average Annual Total Returns
For the periods ended December 31, 2014

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	(3.20)%	6.62%	5.97%
Return After Taxes on Distributions	(5.65)%	3.90%	3.10%
Return After Taxes on Distributions and Sale of Fund Shares	(1.49)%	4.04%	3.43%
Class C
Return Before Taxes	(0.05)%	6.84%	5.69%
Class Y
Return Before Taxes	2.00%	7.94%	6.74%
Institutional Class
Return Before Taxes	1.95%	7.90%	6.60%
BofA Merrill Lynch High Yield Cash Pay Index (reflects no deductions for fees, expenses or taxes)	2.45%	8.87%	7.54%

Touchstone High Yield Fund

The Fund's Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Fort Washington Investment Advisors, Inc.	Brendan M. White, CFA	Managing Fund since 2000	Managing Director and Senior Portfolio Manager
	Timothy Jossart, CFA	Managing Fund since 2011	AVP, Assistant Portfolio Manager and Senior Credit Research Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50
	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Classes A and C shares may be purchased and sold directly through Touchstone Securities, Inc. ("Touchstone Securities") or through your financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial intermediary. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, RI 02940, calling 1.800.543.0407, or visiting the Touchstone Funds' website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Withdrawals from a tax-deferred account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

TSF-55-TINT-THYAX-1501